UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7162

Western Asset High Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2007

ITEM 1.          REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Western Asset
High Income Fund Inc.
(HIF)

ANNUAL REPORT

DECEMBER 31, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset
High Income Fund Inc.

Annual Report • December 31, 2007

What’s	Letter from the Chairman	I
Inside
	Fund Overview	1

	Fund at a Glance	5

	Schedule of Investments	6

	Statement of Assets and Liabilities	24

	Statement of Operations	25

	Statements of Changes in Net Assets	26

	Financial Highlights	27

	Notes to Financial Statements	28

	Report of Independent Registered Public Accounting Firm	35

Fund Objectives	Board Approval of Management and Subadvisory Agreements	36
The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities issued by U.S. and foreign corporations and foreign governments. As a secondary objective, the Fund seeks capital appreciation.	Additional Information	41

	Annual Chief Executive Officer and Chief Financial Officer Certification	45

	Dividend Reinvestment Plan	46

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the 12-month reporting period ended December 31, 2007, it weakened late in the period. In the first quarter of 2007, U.S. gross domestic product (“GDP”)[i] growth was a tepid 0.6%, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. GDP growth accelerated in the third quarter to 4.9%, its strongest showing in four years. A surge in inventory-building and robust exports supported the economy during the third quarter. However, continued weakness in the housing market and an ongoing credit crunch then took their toll on the economy during the last three months of 2007. During this period, the advance estimate for GDP growth was 0.6%.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates in October and December 2007, bringing the federal funds rate to 4.25% at the end of the year. Shortly after the reporting period ended, the Fed continued to ease monetary policy in an attempt to ward off a recession. In a surprise move, the Fed aggressively cut the federal funds rate on January 22, 2008 by 0.75% to

Western Asset High Income Fund Inc.	I

3.50%. The Fed again lowered the federal funds rate during its meeting on January 30, 2008, bringing it to 3.00%. In its statement accompanying its latest rate cut, the Fed stated: “Today’s policy action, combined with those taken earlier, should help to promote moderate growth over time and to mitigate the risks to economic activity. However, downside risks to growth remain. The Committee will continue to assess the effects of financial and other developments on economic prospects and will act in a timely manner as needed to address those risks.”

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. After falling during the first three months of 2007, yields then moved steadily higher during much of the second quarter. This was due, in part, to inflationary fears, a solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S.
fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the 12 months ended December 31, 2007, two-year Treasury yields fell from 4.82% to 3.05%. Over the same period, 10-year Treasury yields fell from 4.71% to 4.04%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 6.97%.

Increased investor risk aversion during the summer of 2007 and toward the end of the reporting period tempered the gains in the high-yield bond market over the 12 months ended December 31, 2007. During that period, the

II	Western Asset High Income Fund Inc.

Citigroup High Yield Market Index[v] returned 1.84%. While high-yield bond prices rallied several times during the period, flights to quality in June and July, as well as in November, dragged down the sector, despite continued low default rates.

Despite a dramatic flight to quality and weakness during the summer of 2007, emerging markets debt generated positive results, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 6.28% over the 12 months ended December 31, 2007. Overall solid demand, an expanding global economy, strong domestic spending and the Fed’s rate cuts supported the emerging market debt asset class.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

On August 15, 2007, the Board of Directors of Western Asset High Income Fund Inc. approved changes to be effective September 17, 2007, to non-fundamental investment policies relating to the types of securities in which the Fund may invest.

These changes, which are further described below, are expected to provide the portfolio managers with additional recent and future flexibility to meet the Fund’s investment objectives and address recent and future developments in the market, but the Fund’s portfolio managers do not currently anticipate that any dramatic changes in the Fund’s portfolio composition or investment approach will result.

As a result of the amendment to the Fund’s non-fundamental investment policies, the Fund is able to invest in, among other things, dollar rolls, mortgage-backed securities and asset-backed securities as part of its investment strategies. Investments in these types of securities, and other types of securities that will be permissible under the amended non-fundamental policies, may involve additional risk.

Under a dollar roll transaction, the Fund sells securities for delivery in the current month, or sells securities it has purchased on a “to-be-announced” basis, and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll

Western Asset High Income Fund Inc.	III

period, the Fund forgoes principal and interest paid on the purchased securities. Dollar rolls are speculative techniques involving leverage and are considered borrowings by the Fund if the Fund does not establish and maintain a segregated account. In addition, dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Successful use of dollar rolls may depend upon the ability of the Fund’s investment manager to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Mortgage-backed securities may be issued by private companies or by agencies of the U.S. Government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages, assets or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. The Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Principal only and interest only instruments are subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives may be illiquid and hard to value in declining markets.

IV	Western Asset High Income Fund Inc.

Information About Your Fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 30, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

Western Asset High Income Fund Inc.	V

(This page intentionally left blank.)

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.82% and 4.71%, respectively. After tepid gross domestic product (“GDP”)ii growth in the first quarter of 2007, the economy rebounded, inflationary pressures increased and both short- and long-term Treasury yields moved sharply higher. By mid-June, two- and 10-year Treasurys were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.

However, after their June peaks, Treasury yields then moved lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” During this time, investors were drawn to the relative safety of Treasurys, causing their yields to fall and their prices to rise. At the same time, increased investor risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed began lowering the discount rateiii and the federal funds rateiv in August and September, respectively. In October, the volatility in the bond market was less extreme before another flight to quality occurred in November, causing bond yields to fall even further. At the end of the fiscal year, two- and 10-year Treasury yields were 3.05% and 4.04%, respectively.

Given the aforementioned flights to quality, lower-rated bonds experienced periods of weakness during the fiscal year. Over the period, high-yield bonds, as measured by the Citigroup High Yield Market Indexv, returned 1.84%. This modest return was largely the result of sharp price declines in high-yield bond prices in June, July and November.

Performance Review

For the 12 months ended December 31, 2007, Western Asset High Income Fund Inc. returned 0.37% based on its net asset value (“NAV”)vi and -1.64% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s new unmanaged benchmarks, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Indexvii and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii, returned 2.26% and 6.28%, respectively, over the same time frame. In comparison, the Fund’s former unmanaged benchmarks, the Citigroup High Yield Market Index and the JPMorgan Emerging Markets Bond Index Plusix,, returned 1.84% and 6.45%, respectively. The Lipper High Current Yield Closed-End Funds Category Averagex returned -6.39% for the same period. Please note that Lipper performance returns are based on each fund’s NAV per share.

Western Asset High Income Fund Inc. 2007 Annual Report	1

During the 12-month period, the Fund made distributions to shareholders totaling $0.74 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of December 31, 2007. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2007 (unaudited)

Price Per Share	12-Month Total Return
$10.19 (NAV)	0.37%
$8.99 (Market Price)	-1.64%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Q.          What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Our issue selection aided relative performance as seven of the Fund’s largest 10 overweight positions outperformed the benchmark. Our industry allocations were also beneficial to results. This was due to overweights in outperforming industries (capital goods, basic industry, energy and utilities) and underweights in underperforming industries (media non-cable and finance).

What were the leading detractors from performance?

A. An overweight to high-yield securities and, in particular, lower rated high-yield bonds detracted from performance as they were negatively impacted by increased investor risk aversion. In addition, an underweight in emerging market debt detracted from results as this asset class held up well during the reporting period and generated positive results.

Q.    Were there any significant changes to the Fund during the reporting period?

A.    Although there were no significant changes to the Fund’s positioning over the period, there were changes to the Fund’s benchmark indexes and non-fundamental investment policies. These changes are intended to provide for more effective benchmark indexes and to provide the portfolio managers with additional flexibility to meet the Fund’s objectives.

2	Western Asset High Income Fund Inc. 2007 Annual Report

Looking for Additional Information?

The Fund is traded under the symbol “HIF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHIFX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/individualinvestors.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 15, 2008

Western Asset High Income Fund Inc. 2007 Annual Report	3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investors could lose money on their investment in the Fund.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi

NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

ix

The JPMorgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S.
dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

[x]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 4 funds in the Fund’s Lipper category.

4	Western Asset High Income Fund Inc. 2007 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Western Asset High Income Fund Inc. 2007 Annual Report	5

Schedule of Investments (December 31, 2007)

WESTERN ASSET HIGH INCOME FUND INC.

Face Amount†	Security	Value
CORPORATE BONDS & NOTES — 86.4%
Aerospace & Defense — 1.5%
90,000	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$90,450
130,000	DRS Technologies Inc., Senior Subordinated Notes, 7.625% due 2/1/18	132,275
	Hawker Beechcraft Acquisition Co.:
250,000	Senior Notes, 8.875% due 4/1/15 (a)(b)	248,125
55,000	Senior Subordinated Notes, 9.750% due 4/1/17 (a)	54,863
6,632	Kac Acquisition Co., Subordinated Notes, 0.000% due 4/26/26 (c)(d)	0
250,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	257,187
	Total Aerospace & Defense	782,900
Airlines — 2.1%
	Continental Airlines Inc.:
40,000	Notes, 8.750% due 12/1/11	37,900
	Pass-Through Certificates:
8,087	6.541% due 9/15/08	8,026
68,292	8.312% due 4/2/11	67,179
65,000	7.339% due 4/19/14	59,962
350,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15 (a)	371,000
105,000	Delta Air Lines Inc., 8.954% due 8/10/14 (a)	102,900
	Pass-Through Certificates:
258,000	7.111% due 9/18/11	258,312
99,570	6.619% due 3/18/11	99,145
90,000	7.711% due 9/18/11	86,542
	Total Airlines	1,090,966
Auto Components — 1.6%
	Allison Transmission Inc.:
90,000	11.000% due 11/1/15 (a)	82,350
180,000	11.250% due 11/1/15 (a)(b)	159,750
165,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	122,100
510,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10	453,900
	Total Auto Components	818,100
Automobiles — 2.1%
	Ford Motor Co.:
	Debentures:
100,000	8.875% due 1/15/22	80,000
125,000	8.900% due 1/15/32	97,500

See Notes to Financial Statements.

6	Western Asset High Income Fund Inc. 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount†		Security	Value
Automobiles — 2.1% (continued)
90,000		Notes, 7.450% due 7/16/31	$67,275
		General Motors Corp.:
120,000		Notes, 7.200% due 1/15/11	110,700
		Senior Debentures:
75,000		8.250% due 7/15/23	60,000
830,000		8.375% due 7/15/33	672,300
		Total Automobiles	1,087,775
Building Products — 1.6%
		Associated Materials Inc.:
320,000		Senior Discount Notes, step bond to yield 13.513% due 3/1/14	206,400
180,000		Senior Subordinated Notes, 9.750% due 4/15/12	184,500
139,000		GTL Trade Finance Inc., 7.250% due 10/20/17 (a)	141,324
155,000		Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	124,775
285,000		NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.544% due 3/1/14	168,150
		Total Building Products	825,149
Chemicals — 1.4%
		Georgia Gulf Corp., Senior Notes:
170,000		9.500% due 10/15/14	136,425
80,000		10.750% due 10/15/16	54,000
115,000		Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	122,475
150,000		Methanex Corp., Senior Notes, 8.750% due 8/15/12	161,625
365,000		Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (a)	279,225
		Total Chemicals	753,750
Commercial Banks — 3.1%
310,000		ATF Capital BV, Senior Notes, 9.250% due 2/21/14 (a)	313,875
		HSBC Bank PLC:
1,224,000	RUB	8.900% due 12/20/10	49,880
256,298		7.000% due 11/1/11	264,569
290,000		HSBK Europe BV, 7.250% due 5/3/17 (a)	253,750
140,000		ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22 (a)(e)	126,945
3,730,000	RUB	JPMorgan Chase Bank, 9.500% due 2/11/11	152,522
		Russian Agricultural Bank, Loan Participation Notes:
70,000		7.175% due 5/16/13 (a)	72,016
140,000		6.299% due 5/15/17 (a)	133,000
		TuranAlem Finance BV, Bonds:
160,000		8.250% due 1/22/37 (a)	137,200
120,000		8.250% due 1/22/37 (a)	102,600
		Total Commercial Banks	1,606,357

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2007 Annual Report	7

Schedule of Investments (December 31, 2007) (continued)

Face Amount†	Security	Value
Commercial Services & Supplies — 2.8%
255,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	$240,975
425,000	Allied Waste North America Inc., Senior Notes, 7.375% due 4/15/14	426,062
355,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	371,419
	Interface Inc.:
125,000	Senior Notes, 10.375% due 2/1/10	131,563
75,000	Senior Subordinated Notes, 9.500% due 2/1/14	78,750
120,000	Rental Services Corp., 9.500% due 12/1/14	108,000
110,000	US Investigations Services Inc., 11.750% due 5/1/16 (a)	96,250
	Total Commercial Services & Supplies	1,453,019
Communications Equipment — 0.4%
285,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	236,906
Construction & Engineering — 0.2%
100,000	Odebrecht Finance Ltd., 7.500% due 10/18/17 (a)	100,750
Consumer Finance — 3.1%
140,000	AmeriCredit Corp., Senior Notes, 8.500% due 7/1/15 (a)	107,450
	Ford Motor Credit Co.:
100,000	Notes, 7.875% due 6/15/10	92,316
	Senior Notes:
257,000	10.241% due 6/15/11 (e)	243,820
85,000	9.875% due 8/10/11	80,454
60,000	7.993% due 1/13/12 (e)	50,440
120,000	8.000% due 12/15/16	102,083
	General Motors Acceptance Corp.:
710,000	Bonds, 8.000% due 11/1/31	597,018
420,000	Notes, 6.875% due 8/28/12	352,278
	Total Consumer Finance	1,625,859
Containers & Packaging — 1.0%
385,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	382,113
50,000	Owens-Illinois Inc., Debentures, 7.500% due 5/15/10	50,875
85,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (a)	85,425
100,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10 (f)	1,250
	Total Containers & Packaging	519,663

See Notes to Financial Statements.

8	Western Asset High Income Fund Inc. 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount†	Security	Value
Diversified Consumer Services — 0.5%
125,000	Education Management LLC/Education Management Finance Corp., Senior Notes, 8.750% due 6/1/14	$126,094
	Service Corp. International:
30,000	Debentures, 7.875% due 2/1/13	30,308
	Senior Notes:
55,000	7.625% due 10/1/18	55,550
60,000	7.500% due 4/1/27	55,500
	Total Diversified Consumer Services	267,452
Diversified Financial Services — 2.4%
200,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15 (a)	162,500
110,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)	104,225
100,000	El Paso Performance-Linked Trust Certificates, Notes, 7.750% due 7/15/11 (a)	103,123
50,000	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 9.369% due 11/15/14 (e)	51,250
	Leucadia National Corp.:
40,000	7.125% due 3/15/17	37,200
120,000	Senior Notes, 8.125% due 9/15/15	120,600
	Residential Capital LLC:
110,000	8.544% due 4/17/09 (a)(e)	54,725
60,000	8.375% due 6/30/15	36,600
140,000	Notes, 7.875% due 6/30/10	90,300
220,000	Senior Notes, 7.500% due 2/22/11	138,050
100,000	TNK-BP Finance SA, 7.500% due 7/18/16 (a)	97,125
85,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 10.072% due 10/1/15	63,325
205,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	198,337
	Total Diversified Financial Services	1,257,360
Diversified Telecommunication Services — 4.8%
	Axtel SAB de CV:
10,000	7.625% due 2/1/17 (a)	10,025
250,000	Senior Notes, 7.625% due 2/1/17 (a)	250,625
70,000	Cincinnati Bell Inc., Senior Notes, 7.000% due 2/15/15	66,500
25,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	21,813
	Citizens Communications Co.:
15,000	7.050% due 10/1/46	12,225
200,000	Senior Notes, 7.875% due 1/15/27	191,500
40,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15	41,500
265,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	274,937

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2007 Annual Report	9

Schedule of Investments (December 31, 2007) (continued)

Face Amount†	Security	Value
Diversified Telecommunication Services — 4.8% (continued)
	Intelsat Corp.:
15,000	9.000% due 6/15/16	$15,188
65,000	Senior Notes, 9.000% due 8/15/14	65,650
	Level 3 Financing Inc.:
180,000	9.250% due 11/1/14	163,800
150,000	9.150% due 2/15/15 (e)	127,125
195,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16 (a)	200,850
105,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14	105,262
170,000	Qwest Corp., Debentures, 6.875% due 9/15/33	157,675
275,000	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13 (a)	220,000
295,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	293,525
270,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	284,850
	Total Diversified Telecommunication Services	2,503,050
Electric Utilities — 1.6%
100,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14 (a)	102,500
28,000	Enersis SA, Notes, 7.375% due 1/15/14	30,012
165,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	180,675
360,000	Texas Competitive Electric Holding Co. LLC, 10.500% due 11/1/16 (a)(b)	357,300
200,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17 (a)	175,500
	Total Electric Utilities	845,987
Electronic Equipment & Instruments — 0.3%
	NXP BV/NXP Funding LLC:
75,000	Senior Notes, 9.500% due 10/15/15	68,906
115,000	Senior Secured Notes, 7.875% due 10/15/14	109,825
	Total Electronic Equipment & Instruments	178,731
Energy Equipment & Services — 0.7%
160,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	155,600
170,000	Key Energy Services Inc., 8.375% due 12/1/14 (a)	174,675
55,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	56,788
	Total Energy Equipment & Services	387,063
Food & Staples Retailing — 0.3%
125,000	Delhaize America Inc., Debentures, 9.000% due 4/15/31	145,147
Food Products — 0.4%
	Dole Food Co. Inc., Senior Notes:
175,000	7.250% due 6/15/10	160,125
50,000	8.875% due 3/15/11	46,500
	Total Food Products	206,625

See Notes to Financial Statements.

10	Western Asset High Income Fund Inc. 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount†	Security	Value
Gas Utilities — 0.5%
275,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	$268,125
Health Care Equipment & Supplies — 0.2%
100,000	Advanced Medical Optics Inc., 7.500% due 5/1/17	92,500
Health Care Providers & Services — 4.6%
70,000	Community Health Systems Inc., 8.875% due 7/15/15	71,663
285,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	287,137
	HCA Inc.:
145,000	9.250% due 11/15/16	152,613
125,000	Debentures, 7.500% due 12/15/23	102,985
235,000	Notes, 6.375% due 1/15/15	199,750
	Senior Notes:
5,000	6.250% due 2/15/13	4,400
30,000	6.500% due 2/15/16	25,500
305,000	Senior Secured Notes, 9.625% due 11/15/16 (b)	323,300
200,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	201,000
	Tenet Healthcare Corp., Senior Notes:
170,000	6.375% due 12/1/11	155,550
50,000	6.500% due 6/1/12	44,750
200,000	7.375% due 2/1/13	176,000
245,000	9.875% due 7/1/14	234,587
	Universal Hospital Services Inc.:
50,000	8.288% due 6/1/15 (e)	50,250
190,000	8.500% due 6/1/15 (b)	192,850
210,000	US Oncology Holdings Inc., 10.759% due 3/15/12 (b)(e)	175,350
	Total Health Care Providers & Services	2,397,685
Hotels, Restaurants & Leisure — 4.8%
125,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	119,688
200,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14 (f)	77,000
300,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.875% due 9/15/08	311,724
200,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	183,000
80,000	Downstream Development Quapaw, Senior Notes, 12.000% due 10/15/15 (a)	75,200
105,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	99,750
175,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	104,125
110,000	Indianapolis Downs LLC & Capital Corp., 11.000% due 11/1/12 (a)	106,700
190,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	198,550
200,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	189,000
	MGM MIRAGE Inc.:
45,000	Notes, 6.750% due 9/1/12	44,044

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2007 Annual Report	11

Schedule of Investments (December 31, 2007) (continued)

Face Amount†	Security	Value
Hotels, Restaurants & Leisure — 4.8% (continued)
	Senior Notes:
10,000	6.625% due 7/15/15	$9,425
30,000	7.500% due 6/1/16	29,850
210,000	7.625% due 1/15/17	208,425
225,000	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	228,375
210,000	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14 (a)	226,800
105,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	92,925
	Snoqualmie Entertainment Authority, Senior Secured Notes:
40,000	9.063% due 2/1/14 (a)(e)	38,000
40,000	9.125% due 2/1/15 (a)	38,800
	Station Casinos Inc., Senior Subordinated Notes:
175,000	6.500% due 2/1/14	132,125
5,000	6.875% due 3/1/16	3,675
30,000	6.625% due 3/15/18	20,700
	Total Hotels, Restaurants & Leisure	2,537,881
Household Durables — 1.4%
20,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	19,550
1,000,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/06 (c)(d)(f)	0
165,000	Jarden Corp., Senior Subordinated Notes, 7.500% due 5/1/17	142,725
150,000	K Hovnanian Enterprises Inc., Senior Notes, 7.500% due 5/15/16	105,750
135,000	KB Home, 7.750% due 2/1/10	125,550
260,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	265,200
65,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 9.605% due 9/1/12	58,825
	Total Household Durables	717,600
Household Products — 0.2%
105,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	106,050
Independent Power Producers & Energy Traders — 7.2%
50,000	AES China Generating Co., Ltd., 8.250% due 6/26/10	48,632
	AES Corp.:
350,000	8.000% due 10/15/17 (a)	359,625
	Senior Notes:
50,000	9.500% due 6/1/09	52,000
100,000	9.375% due 9/15/10	105,500
	Dynegy Holdings Inc.:
160,000	7.750% due 6/1/19	148,400
180,000	Senior Debentures, 7.625% due 10/15/26	153,900
70,000	Dynegy Inc., 7.670% due 11/8/16	69,650

See Notes to Financial Statements.

12	Western Asset High Income Fund Inc. 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount†	Security	Value
Independent Power Producers & Energy Traders — 7.2% (continued)
	Edison Mission Energy, Senior Notes:
150,000	7.750% due 6/15/16	$155,250
120,000	7.200% due 5/15/19	118,500
155,000	7.625% due 5/15/27	146,475
1,440,000	Energy Future Holdings, Senior Notes, 11.250% due 11/1/17 (a)(b)(g)	1,461,600
89,453	Mirant Mid Atlantic LLC, Pass-Through Certificates, 9.125% due 6/30/17	99,069
225,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	226,687
	NRG Energy Inc., Senior Notes:
85,000	7.250% due 2/1/14	83,087
510,000	7.375% due 2/1/16	498,525
30,000	7.375% due 1/15/17	29,325
50,000	TXU Corp., Senior Notes, 6.500% due 11/15/24	36,721
	Total Independent Power Producers & Energy Traders	3,792,946
Industrial Conglomerates — 0.0%
125,000	Moll Industries Inc., Senior Subordinated Notes, 10.500% due 7/1/08 (c)(d)(f)	0
IT Services — 1.2%
100,000	Ceridian Corp., 12.250% due 11/15/15 (a)(b)	93,500
210,000	First Data Corp., 9.875% due 9/24/15 (a)	195,563
	SunGard Data Systems Inc.:
150,000	Senior Notes, 9.125% due 8/15/13	153,375
195,000	Senior Subordinated Notes, 10.250% due 8/15/15	200,362
	Total IT Services	642,800
Machinery — 0.2%
60,000	American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	57,000
60,000	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14	61,050
	Total Machinery	118,050
Media — 7.5%
	Affinion Group Inc.:
245,000	Senior Notes, 10.125% due 10/15/13	248,981
140,000	Senior Subordinated Notes, 11.500% due 10/15/15	138,075
	CCH I Holdings LLC/CCH I Holdings Capital Corp.:
55,000	Senior Accreting Notes, 12.125% due 1/15/15	34,925
395,000	Senior Notes, 11.750% due 5/15/14	251,812
421,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	345,220
	CCH II LLC/CCH II Capital Corp., Senior Notes:
180,000	10.250% due 9/15/10	177,300
25,000	10.250% due 10/1/13	24,063

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2007 Annual Report	13

Schedule of Investments (December 31, 2007) (continued)

Face Amount†	Security	Value
Media — 7.5% (continued)
65,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12	$48,100
70,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	54,600
100,000	Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (a)	98,000
110,000	CMP Susquehanna Corp., 9.875% due 5/15/14	83,050
	CSC Holdings Inc.:
200,000	Senior Debentures, 8.125% due 8/15/09	204,000
	Senior Notes:
70,000	8.125% due 7/15/09	71,313
50,000	7.625% due 4/1/11	50,125
105,000	6.750% due 4/15/12	100,931
110,000	Dex Media Inc., Discount Notes, step bond to yield 8.367% due 11/15/13	100,650
195,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, 9.875% due 8/15/13	203,287
	EchoStar DBS Corp., Senior Notes:
100,000	6.625% due 10/1/14	99,750
440,000	7.125% due 2/1/16	451,000
140,000	Globo Communicacoes e Participacoes SA, Bonds, 7.250% due 4/26/22 (a)	136,150
175,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	161,437
	R.H. Donnelley Corp.:
200,000	Senior Discount Notes, 6.875% due 1/15/13	180,000
275,000	Senior Notes, 8.875% due 1/15/16	258,500
	TL Acquisitions Inc.:
190,000	Senior Notes, 10.500% due 1/15/15 (a)	183,587
150,000	Senior Subordinated Notes, step bond to yield 13.348% due 7/15/15 (a)	119,438
	XM Satellite Radio Inc., Senior Notes:
100,000	9.411% due 5/1/13 (e)	94,500
35,000	9.750% due 5/1/14	34,038
	Total Media	3,952,832
Metals & Mining — 4.0%
625,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	671,875
60,000	Metals USA Holdings Corp., Senior Notes, 11.231% due 7/1/12 (a)(b)(e)	49,500
265,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	275,600
40,000	Noranda Aluminium Acquisition Corp., 8.738% due 5/15/15 (a)(b)(e)	33,800
130,000	Noranda Aluminum Holding Corp., Senior Notes, 10.488% due 11/15/14 (a)(b)(e)	111,150
210,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	198,450
275,000	Ryerson Inc., 12.000% due 11/1/15 (a)	272,938
75,000	Steel Dynamics Inc., 7.375% due 11/1/12 (a)	75,750
145,000	Tube City IMS Corp., 9.750% due 2/1/15	131,225

See Notes to Financial Statements.

14	Western Asset High Income Fund Inc. 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount†	Security	Value
Metals & Mining — 4.0% (continued)
	Vale Overseas Ltd., Notes:
62,000	8.250% due 1/17/34	$72,096
200,000	6.875% due 11/21/36	203,322
	Total Metals & Mining	2,095,706
Multiline Retail — 1.3%
365,000	Dollar General Corp., Senior Subordinated Notes, 11.875% due 7/15/17 (a)(b)	289,262
	Neiman Marcus Group Inc.:
30,000	7.125% due 6/1/28	27,150
110,000	Senior Notes, 9.000% due 10/15/15 (b)	113,988
230,000	Senior Subordinated Notes, 10.375% due 10/15/15	240,638
	Total Multiline Retail	671,038
Oil, Gas & Consumable Fuels — 9.3%
245,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	248,675
	Chesapeake Energy Corp., Senior Notes:
320,000	6.625% due 1/15/16	314,400
75,000	6.500% due 8/15/17	72,750
10,000	Colorado Interstate Gas Co., Senior Notes, 6.800% due 11/15/15	10,460
55,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	55,963
92,367	Corral Finans AB, 10.243% due 4/15/10 (a)(b)(e)	84,516
	El Paso Corp.:
	Medium-Term Notes:
230,000	7.800% due 8/1/31	234,567
300,000	7.750% due 1/15/32	306,023
200,000	Notes, 7.875% due 6/15/12	208,741
	Enterprise Products Operating LP:
40,000	7.034% due 1/15/68	36,321
110,000	Junior Subordinated Notes, 8.375% due 8/1/66	112,794
250,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	241,875
273,000	Gazprom, Loan Participation Notes, 6.510% due 3/7/22 (a)	264,393
175,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	168,000
140,000	LUKOIL International Finance BV, 6.356% due 6/7/17 (a)	133,238
	Mariner Energy Inc., Senior Notes:
85,000	7.500% due 4/15/13	82,237
45,000	8.000% due 5/15/17	43,031
110,000	OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14 (a)	109,450
158,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	167,327
75,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	79,313
	Petroplus Finance Ltd.:
75,000	6.750% due 5/1/14 (a)	70,219
100,000	Senior Notes, 7.000% due 5/1/17 (a)	92,000

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2007 Annual Report	15

Schedule of Investments (December 31, 2007) (continued)

Face Amount†	Security	Value
Oil, Gas & Consumable Fuels — 9.3% (continued)
200,000	Petrozuata Finance Inc., 8.220% due 4/1/17 (a)	$207,000
150,000	Quicksilver Resources Inc., Senior Subordinated Notes, 7.125% due 4/1/16	148,125
265,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)	253,075
10,000	SESI LLC, Senior Notes, 6.875% due 6/1/14	9,700
115,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14 (a)	108,387
	Whiting Petroleum Corp., Senior Subordinated Notes:
150,000	7.250% due 5/1/12	148,500
100,000	7.000% due 2/1/14	99,500
	Williams Cos. Inc.:
	Notes:
475,000	7.875% due 9/1/21	529,031
90,000	8.750% due 3/15/32	110,475
100,000	Senior Notes, 7.625% due 7/15/19	108,875
	Total Oil, Gas & Consumable Fuels	4,858,961
Paper & Forest Products — 2.4%
	Abitibi-Consolidated Co. of Canada:
	Notes:
55,000	7.750% due 6/15/11	43,175
120,000	8.491% due 6/15/11 (e)	95,400
50,000	Senior Notes, 8.375% due 4/1/15	37,375
	Abitibi-Consolidated Inc.:
90,000	7.875% due 8/1/09	86,175
100,000	Debentures, 7.400% due 4/1/18	66,250
55,000	Notes, 8.550% due 8/1/10	48,400
240,000	Appleton Papers Inc., Senior Subordinated Notes, 9.750% due 6/15/14	238,800
	NewPage Corp.:
130,000	10.000% due 5/1/12 (a)	131,300
285,000	Senior Secured Notes, 11.161% due 5/1/12 (e)	295,331
40,000	Newpage Holding Corp., 11.818% due 11/1/13 (b)(e)	38,600
200,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	190,000
	Total Paper & Forest Products	1,270,806
Pharmaceuticals — 0.6%
465,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	318,525
Real Estate Investment Trusts (REITs) — 1.0%
5,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	4,850
335,000	Host Marriott LP, Senior Notes, 6.375% due 3/15/15	328,300
45,000	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	15,525

See Notes to Financial Statements.

16	Western Asset High Income Fund Inc. 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount†	Security	Value
Real Estate Investment Trusts (REITs) — 1.0% (continued)
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
55,000	6.500% due 6/1/16	$54,175
130,000	6.750% due 4/1/17	129,350
	Total Real Estate Investment Trusts (REITs)	532,200
Real Estate Management & Development — 0.6%
105,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	67,725
	Realogy Corp.:
30,000	Senior Notes, 10.500% due 4/15/14 (a)	22,500
375,000	Senior Subordinated Notes, 12.375% due 4/15/15 (a)	237,188
	Total Real Estate Management & Development	327,413
Road & Rail — 1.7%
215,000	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 9.375% due 5/1/12	226,287
	Hertz Corp.:
150,000	Senior Notes, 8.875% due 1/1/14	152,812
370,000	Senior Subordinated Notes, 10.500% due 1/1/16	384,800
	Kansas City Southern de Mexico:
40,000	7.625% due 12/1/13	39,650
25,000	Senior Notes, 7.375% due 6/1/14 (a)	24,375
50,000	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09	50,313
	Total Road & Rail	878,237
Software — 0.2%
125,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	108,750
Specialty Retail — 0.7%
30,000	AutoNation Inc., Senior Notes, 7.000% due 4/15/14	28,575
170,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	146,200
75,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	79,875
105,000	Michaels Stores Inc., 10.000% due 11/1/14	100,275
	Total Specialty Retail	354,925
Textiles, Apparel & Luxury Goods — 0.2%
125,000	Simmons Co., Senior Discount Notes, step bond to yield 9.995% due 12/15/14	93,125
Tobacco — 0.3%
	Alliance One International Inc.:
35,000	8.500% due 5/15/12	34,300
100,000	Senior Notes, 11.000% due 5/15/12	105,000
	Total Tobacco	139,300

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2007 Annual Report	17

Schedule of Investments (December 31, 2007) (continued)

Face Amount†	Security	Value
Trading Companies & Distributors — 1.3%
105,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (a)	$93,450
305,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	283,650
305,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (a)	285,175
	Total Trading Companies & Distributors	662,275
Transportation Infrastructure — 0.4%
	Saint Acquisition Corp.:
230,000	Secured Notes, 12.500% due 5/15/17 (a)	119,887
215,000	Senior Secured Notes, 12.619% due 5/15/15 (a)(e)	112,069
	Total Transportation Infrastructure	231,956
Wireless Telecommunication Services — 2.7%
130,000	ALLTEL Communications Inc., 10.375% due 12/1/17 (a)(b)	120,250
50,000	America Movil SAB de CV, 5.625% due 11/15/17	49,105
60,000	MetroPCS Wireless Inc., 9.250% due 11/1/14	56,700
20,000	Rogers Wireless Communications Inc., Senior Secured Notes, 7.250% due 12/15/12	21,700
	Rural Cellular Corp.:
130,000	8.124% due 6/1/13 (e)	132,600
80,000	Senior Notes, 9.875% due 2/1/10	83,400
95,000	Senior Secured Notes, 8.250% due 3/15/12	99,038
695,000	True Move Co., Ltd., 10.750% due 12/16/13 (a)	705,425
130,000	UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes,
	8.250% due 5/23/16 (a)	130,325
	Total Wireless Telecommunication Services	1,398,543
	TOTAL CORPORATE BONDS & NOTES (Cost — $48,201,604)	45,260,838
ASSET-BACKED SECURITY — 0.0%
Diversified Financial Services — 0.0%
493,850	Airplanes Pass-Through Trust, 10.875% due 3/15/19 (c)(d)(f) (Cost — $492,876)	0
COLLATERALIZED SENIOR LOANS — 3.4%
Auto Components — 0.5%
250,000	Allison Transmission, Term Loan B, 8.170% due 8/7/14 (a)(e)	234,018
Containers & Packaging — 0.8%
505,300	Berry Plastics Corp., Senior Term Loan, 12.244% due 6/15/14 (a)(e)	437,084
IT Services — 0.9%
500,000	First Data Corp., 7.960% due 10/15/14 (a)(e)	476,107
Oil, Gas & Consumable Fuels — 1.2%
	Ashmore Energy International, Term Loan:
122,433	8.198% due 3/30/14 (e)	117,229
16,243	Synthetic Revolving Credit Facility, 8.260% due 3/30/14 (a)(e)	15,553

See Notes to Financial Statements.

18	Western Asset High Income Fund Inc. 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount†		Security	Value
Oil, Gas & Consumable Fuels — 1.2% (continued)
500,000		SandRidge Energy, 8.625% due 4/1/15 (a)(e)	$498,750
		Total Oil, Gas & Consumable Fuels	631,532
		TOTAL COLLATERALIZED SENIOR LOANS (Cost — $1,851,167)	1,778,741
SOVEREIGN BONDS — 5.6%
Argentina — 0.7%
		Republic of Argentina:
409,000		Bonds, Series VII, 7.000% due 9/12/13	351,422
65,000		GDP Linked Securities, 1.330% due 12/15/35 (e)	7,475
		Total Argentina	358,897
Brazil — 0.7%
		Federative Republic of Brazil, Collective Action Securities:
63,000		8.750% due 2/4/25	80,057
225,000		8.250% due 1/20/34	286,312
		Total Brazil	366,369
Colombia — 0.1%
41,000		Republic of Colombia, 10.375% due 1/28/33	61,705
Ecuador — 0.2%
75,000		Republic of Ecuador, 10.000% due 8/15/30 (a)	72,750
Egypt — 0.3%
790,000	EGP	Arab Republic of Egypt, 8.750% due 7/18/12 (a)	147,653
Indonesia — 0.3%
		Republic of Indonesia:
342,000,000	IDR	11.000% due 9/15/25	37,258
378,000,000	IDR	10.250% due 7/15/27	38,644
539,000,000	IDR	10.250% due 7/15/22	55,862
408,000,000	IDR	9.750% due 5/15/37	38,808
		Total Indonesia	170,572
Mexico — 0.5%
		United Mexican States:
14,000		7.500% due 1/14/12	15,407
		Medium-Term Notes, Series A:
148,000		5.875% due 1/15/14	154,290
91,000		6.750% due 9/27/34	100,692
		Total Mexico	270,389

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2007 Annual Report	19

Schedule of Investments (December 31, 2007) (continued)

Face Amount†	Security	Value
Panama — 0.5%
	Republic of Panama:
78,000	9.375% due 4/1/29	$106,567
159,000	6.700% due 1/26/36	168,262
	Total Panama	274,829
Peru — 0.1%
	Republic of Peru:
14,000	Bonds, 6.550% due 3/14/37	14,721
8,000	Global Bonds, 7.350% due 7/21/25	9,140
	Total Peru	23,861
Russia — 0.2%
	Russian Federation:
55,000	11.000% due 7/24/18 (a)	78,988
15,000	12.750% due 6/24/28 (a)	27,525
	Total Russia	106,513
Turkey — 1.1%
	Republic of Turkey:
12,000	7.000% due 6/5/20	12,495
587,000	Notes, 6.875% due 3/17/36	578,929
	Total Turkey	591,424
Uruguay — 0.1%
66,056	Oriental Republic of Uruguay, Bonds, 7.625% due 3/21/36	72,331
Venezuela — 0.8%
	Bolivarian Republic of Venezuela:
12,000	8.500% due 10/8/14	11,640
386,000	5.750% due 2/26/16	311,212
16,000	7.650% due 4/21/25	13,760
	Collective Action Securities:
53,000	9.375% due 1/13/34	53,000
28,000	Notes, 10.750% due 9/19/13	30,030
	Total Venezuela	419,642
	TOTAL SOVEREIGN BONDS (Cost — $2,907,644)	2,936,935
U.S. GOVERNMENT & AGENCY OBLIGATION — 0.2%
U.S. Government Agency — 0.2%
100,000	Federal National Mortgage Association (FNMA), 5.625% due 11/15/21 (Cost — $100,286)	103,330

See Notes to Financial Statements.

20	Western Asset High Income Fund Inc. 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value
COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Hotels, Restaurants & Leisure — 0.0%
500	Ameriking Inc. (c)(d)*	$0
Household Durables — 0.0%
429,302	Home Interiors & Gifts Inc. (c)(d)*	0
3,747	Mattress Discounters Corp. (c)(d)*	0
	Total Household Durables	0
	TOTAL CONSUMER DISCRETIONARY	0
INFORMATION TECHNOLOGY — 0.0%
Computers & Peripherals — 0.0%
6,084	Axiohm Transaction Solutions Inc. (c)(d)*	0
MATERIALS — 0.0%
Chemicals — 0.0%
1,091	Applied Extrusion Technologies Inc., Class B Shares (c)*	5,455
	TOTAL COMMON STOCKS (Cost — $439,404)	5,455
ESCROWED SHARES — 0.0%
1,000,000	Pillowtex Corp. (c)(d)* (Cost — $0)	0
PREFERRED STOCKS — 1.0%
CONSUMER DISCRETIONARY — 0.0%
Hotels, Restaurants & Leisure — 0.0%
1,271	Ameriking Inc., Cummulative Exchange, 13.000% (c)(d)(f)*	0
Media — 0.0%
0	ION Media Networks Inc., Series B, 12.000% *	2,117
	TOTAL CONSUMER DISCRETIONARY	2,117
FINANCIALS — 1.0%
Diversified Financial Services — 0.8%
10,700	Preferred Plus, Trust Series FRD-1, 7.400%	153,331
14,800	Saturns, Series F 2003-5, 8.125%	242,720
	TCR Holdings Corp:
803	Class B Shares, 0.000% (c)(d)*	1
442	Class C Shares, 0.000% (c)(d)*	1
1,165	Class D Shares, 0.000% (c)(d)*	1
2,410	Class E Shares, 0.000% (c)(d)*	2
	Total Diversified Financial Services	396,056

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2007 Annual Report	21

Schedule of Investments (December 31, 2007) (continued)

Shares		Security	Value
Thrifts & Mortgage Finance — 0.2%
5,000		Federal National Mortgage Association (FNMA), 8.250%	$128,750
		TOTAL FINANCIALS	524,806
		TOTAL PREFERRED STOCKS (Cost — $556,258)	526,923
Warrants
WARRANTS — 0.0%
1,638,480		ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates) (c)(d)	2
6,723		Pillowtex Corp., Expires 11/24/09 (c)(d)*	0
		TOTAL WARRANTS (Cost — $4,963)	2
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $54,554,202)	50,612,224
Face
Amount†
SHORT-TERM INVESTMENTS — 1.7%
Sovereign Bonds — 0.7%
		Egypt Treasury Bills:
375,000	EGP	Zero coupon bond to yield 7.625% due 9/9/08	64,748
375,000	EGP	Zero coupon bond to yield 7.324% due 9/16/08	64,653
1,450,000	EGP	Zero coupon bond to yield 7.553% due 11/25/08	246,392
		Total Sovereign Bonds (Cost — $371,767)	375,793
U.S. Government Agency — 0.0%
3,000		Federal National Mortgage Association (FNMA), Discount Notes, 4.366% due 3/17/08 (h)(i) (Cost — $2,973)	2,975
Repurchase Agreement — 1.0%
505,000		Morgan Stanley repurchase agreement dated 12/31/07, 4.250% due 1/2/08; Proceeds at maturity — $505,119; (Fully collateralized by U.S. government agency obligation, 0.000% due 1/10/08; Market Value — $519,376) (Cost — $505,000) (g)	505,000
		TOTAL SHORT-TERM INVESTMENTS (Cost — $879,740)	883,768
		TOTAL INVESTMENTS — 98.3% (Cost — $55,433,942#)	51,495,992

		Other Assets in Excess of Liabilities — 1.7%	904,455
		TOTAL NET ASSETS — 100.0%	$ 52,400,447

See Notes to Financial Statements.

22	Western Asset High Income Fund Inc. 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Illiquid security.
(d)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(e)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.
(f)	Security is currently in default.
(g)	All or a portion of this security is segregated for open futures contracts, extended settlements and foreign currency contracts.
(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(i)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is $55,554,685.

Abbreviations used in this schedule:
	EGP	–	Egyptian Pound
	GDP	–	Gross Domestic Product
	IDR	–	Indonesian Rupiah
	OJSC	–	Open Joint Stock Company
	RUB	–	Russian Ruble

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2007 Annual Report	23

Statement of Assets and Liabilities (December 31, 2007)

ASSETS:
Investments, at value (Cost — $55,433,942)	$51,495,992
Foreign currency, at value (Cost — $8,988)	8,804
Cash	3,312
Interest receivable	1,203,103
Prepaid expenses	5,859
Total Assets	52,717,070
LIABILITIES:
Payable for securities purchased	167,105
Investment management fee payable	31,237
Directors’ fees payable	4,825
Payable to broker — variation margin on open futures contracts	484
Payable for open forward currency contracts	267
Accrued expenses	112,705
Total Liabilities	316,623
Total Net Assets	$52,400,447

NET ASSETS:
Par value ($0.001 par value; 5,140,713 shares issued and outstanding; 100,000,000 shares authorized)	$5,141
Paid-in capital in excess of par value	65,044,365
Undistributed net investment income	588,795
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(9,299,923)
Net unrealized depreciation on investments, futures contracts and foreign currencies	(3,937,931)
Total Net Assets	$52,400,447

Shares Outstanding	5,140,713
Net Asset Value	$10.19

See Notes to Financial Statements.

24	Western Asset High Income Fund Inc. 2007 Annual Report

Statement of Operations (For the year ended December 31, 2007)

INVESTMENT INCOME:
Interest	$4,617,206
Dividends	53,390
Less: Foreign taxes withheld	(330)
Total Investment Income	4,670,266
EXPENSES:
Investment management fee (Note 2)	385,243
Audit and tax	64,222
Shareholder reports	44,827
Directors’ fees	34,283
Transfer agent fees	25,763
Stock exchange listing fees	20,572
Legal fees	10,821
Custody fees	6,153
Insurance	1,567
Miscellaneous expenses	7,393
Total Expenses	600,844
Net Investment Income	4,069,422
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	2,136
Futures contracts	(4,323)
Foreign currency transactions	(349)
Net Realized Loss	(2,536)
Change in Net Unrealized Appreciation/Depreciation From: Investments	(3,782,538)
Futures contracts	495
Foreign currencies	(476)
Change in Net Unrealized Appreciation/Depreciation	(3,782,519)
Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(3,785,055)
Increase in Net Assets From Operations	$284,367

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2007 Annual Report	25

Statements of Changes in Net Assets (For the years ended December 31,)

	2007	2006
OPERATIONS:
Net investment income	$4,069,422	$3,708,659
Net realized gain (loss)	(2,536)	2,087,005
Change in net unrealized appreciation/depreciation	(3,782,519)	(307,807)
Increase from payment by affiliate	—	1,313
Increase in Net Assets From Operations	284,367	5,489,170
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(3,804,128)	(3,536,811)
Decrease in Net Assets From Distributions to Shareholders	(3,804,128)	(3,536,811)
Increase (Decrease) in Net Assets	(3,519,761)	1,952,359
NET ASSETS:
Beginning of year	55,920,208	53,967,849
End of year*	$52,400,447	$55,920,208

* Includes undistributed net investment income of:	$588,795	$249,156

See Notes to Financial Statements.

26	Western Asset High Income Fund Inc. 2007 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31:

	2007	2006		2005	2004	2003
Net Asset Value, Beginning of Year	$10.88	$10.50		$10.72	$10.47	$9.02
Income (Loss) From Operations:
Net investment income	0.79	0.72		0.70	0.72	0.81
Net realized and unrealized gain (loss)	(0.74)	0.35		(0.21)	0.41	1.60
Total Income From Operations	0.05	1.07		0.49	1.13	2.41
Less Distributions From:
Net investment income	(0.74)	(0.69)		(0.71)	(0.88)	(0.96)
Total Distributions	(0.74)	(0.69)		(0.71)	(0.88)	(0.96)
Net Asset Value, End of Year	$10.19	$10.88		$10.50	$10.72	$10.47
Market Price, End of Year	$8.99	$9.86		$8.99	$10.23	$11.42
Total Return, Based on NAV(1)(2)	0.37%	10.57	%(3)	4.80%	11.53%	28.03%
Total Return, Based on Market Price(2)	(1.64)%	17.97%		(5.29)%	(2.70)%	33.31%
Net Assets, End of Year (000s)	$52,400	$55,920		$53,968	$55,106	$53,477
Ratios to Average Net Assets:
Gross expenses	1.09%	1.21%		1.30%	1.41%	1.44%
Net expenses	1.09	1.21	(4)	1.30	1.41	1.44
Net investment income	7.40	6.81		6.66	7.01	8.27
Portfolio Turnover Rate	78%	89%		46%	56%	57%
(1)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(2)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
(3)	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2007 Annual Report	27

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Western Asset High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities issued by U.S. and foreign corporations and foreign governments. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

28	Western Asset High Income Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(e) Financial Futures Contracts. The Fund may enter into financial futures contracts typically, but not necessarily, to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign denominated futures, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering

Western Asset High Income Fund Inc. 2007 Annual Report	29

Notes to Financial Statements (continued)

into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(h) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

30	Western Asset High Income Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$74,345	$(74,345)
(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

2.  Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average weekly net assets.

LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

Western Asset High Income Fund Inc. 2007 Annual Report	31

Notes to Financial Statements (continued)

3.  Investments

During the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$32,528,558	$10,137,465
Sales	32,838,955	10,043,991

At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$961,883
Gross unrealized depreciation	(5,020,576)
Net unrealized depreciation	$(4,058,693)

At December 31, 2007, the Fund had the following open futures contracts:

Contracts to Sell:	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
U.S. Treasury 10 Year Notes	1	3/08	$113,886	$113,391	$495

At December 31, 2007, the Fund had open forward foreign currency contracts as described below. The unrealized loss on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Buy:
Indian Rupee	948,000	$23,972	3/14/08	$(28)
Indian Rupee	2,879,850	72,823	3/14/08	(177)
Indian Rupee	986,250	24,937	3/17/08	(62)
Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(267)

4.  Distributions Subsequent to December 31, 2007

On November 19, 2007, the Fund’s Board declared two dividends in the amount of $0.0650 per share, payable on January 25, 2008 and February 29, 2008 to shareholders of record on January 18, 2008 and February 22, 2008, respectively.

32	Western Asset High Income Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

5.  Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2007	2006
Distributions Paid From:
Ordinary Income	$3,804,128	$3,536,811

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$642,879
Capital loss carryforward*	$(8,995,138)
Other book/tax temporary differences(a)	(238,126)
Unrealized appreciation/(depreciation)(b)	(4,058,674)
Total accumulated earnings/(losses) — net	$(12,649,059)

*

During the taxable year ended December 31, 2007, the Fund utilized $126,090 of its capital loss carryover available from prior years. As of December 31, 2007, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2009	$(7,746,695)
12/31/2010	(1,248,443)
$(8,995,138)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and differences in the book/tax treatment of various items.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

6.  Other Matters

As previously disclosed, on September 16, 2005, the staff of the Securities and Exchange Commission (“SEC”) informed Salomon Brothers Asset Management Inc. (“SBAM”) the former investment adviser and administrator to various closed-end funds, including the Fund, that the staff was considering recommending administrative proceedings against it for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by Salomon Brothers High Income Fund (“HIF”), the name of the Fund prior to October 9, 2006, of the sources of distributions paid by the funds between 2001 and 2003. SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser. Smith Barney Fund Management LLC, an affiliate of SBAM consented to a similar order by the SEC.

Western Asset High Income Fund Inc. 2007 Annual Report	33

Notes to Financial Statements (continued)

7.  Recent Accounting Pronouncement

On September 20, 2006, the Financial Accounting Standard Board released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157.

34	Western Asset High Income Fund Inc. 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Western Asset High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset High Income Fund Inc. as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 2004 were audited by other independent registered public accountants whose report thereon, dated February 22, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset High Income Fund Inc. as of December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 19, 2008

Western Asset High Income Fund Inc. 2007 Annual Report	35

Board Approval of Management and Subadvisory
Agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset High Income Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Western Asset Management Company (the “Subadviser”), on an annual basis. At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2007, the Board, including the Independent Directors, considered and approved continuation of each of the Management and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board (the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager and Subadviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management and Sub-Advisory Agreements encompassed the Fund and all the funds for which the Board has responsibility. In addition to the Contract Renewal Information, including information presented by management at the Contract Renewal Meeting, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as Board members of the Fund and other funds in the same complex with respect to the services provided to the Fund by each of the Manager and Subadviser.

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment advisory function being rendered by the Subadviser.

Board Approval of Management Agreement and Sub-Advisory Agreement

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreement, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a1 under the 1940 Act.

36	Western Asset High Income Fund Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager at the Contract Renewal Meeting, the financial resources available to the parent organization of the Manager and Subadviser, Legg Mason, Inc. (“Legg Mason”).

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others. The Board also considered the brokerage policies and practices of the Manager and Subadviser, the standards applied in seeking best execution, the policies and practices of the Manager and Subadviser regarding soft dollars, the use of a broker affiliated with the Manager or the Subadviser, and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported generally to the Board on, among other things, its business plans, recent organizational changes, including Legg Mason’s plans to address the pending retirement of its Chief Executive Officer, and the compensation plan for the Fund’s portfolio managers.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund Performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all closed-end nonleveraged high current yield funds, as classified by Lipper, regardless of asset size or primary distribution channel. The Performance Universe consisted of four funds for the 1-year period ended June 30, 2007 and three funds for the 3-, 5- and 10- year periods ended June 30, 2007. The Board noted that it had received and discussed with the Manager and Subadviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and, at the Board’s request, its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 3-, 5- and 10-year periods ended June 30, 2007 in each case was ranked first among the three funds in the Performance Universe and that its performance for the 1-year period ended June 30, 2007 was ranked second among the four funds in the Performance Universe for that period. Among other things, the Manager noted that the small number of funds in the Performance Universe, which

Western Asset High Income Fund Inc.	37

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

included other funds managed by the Subadviser, made meaningful comparisons difficult. The Board also considered the Fund’s performance in relation to its benchmark(s) and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management and Sub-Advisory Agreements for an additional one-year period.

Management Fees and Expense Ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper for the 1-year period ended June 30, 2007. The Expense Universe consisted of the Fund and other closed-end nonleveraged high current yield funds, as classified by Lipper, excluding certain funds regarded by Lipper as inappropriate for comparative purposes. The Expense Universe consisted of four funds, including not only the Fund, but also two other funds managed by the Subadviser, with assets ranging from the Fund’s $54.5 million to $524.5 million.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed that the Management Fee, whether on a contractual basis or an actual basis (i.e., giving in effect to a voluntary fee waiver implemented by the Manager), was ranked first among the four funds in the Performance Universe but that its actual total expenses ranked fourth among the four funds. The Board considered the Manager’s belief that the Fund’s small size and the small number of funds in the Expense Universe, all but one of which were managed by the Subadviser, made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund

38	Western Asset High Income Fund Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data, together with a report from an outside consultant that had reviewed the Manager’s methodologies. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Subadviser’s fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had increased only slightly over the period covered by the analysis. Under the circumstances, the Manager’s profitability was considered not excessive by the Board in light of the nature, extent and quality of the services provided to the Fund. However, the Board noted that the Manager had implemented a new revenue and cost allocation methodology in 2007 which was used in preparing the profitability analysis presented at the Contract Renewal Meeting and that the methodology was subject to further review and refinement. The Board consequently concluded that it would be appropriate to continue to monitor profitability in light of the parties’ limited experience with the new allocation methodologies.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board noted that the Management Fee was ranked first among the four funds in the Expense Universe. The Board determined that the management fee structure was appropriate under present circumstances.

Western Asset High Income Fund Inc.	39

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Other Benefits to the Manager and the Subadviser

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund, including the opportunity to obtain research services from brokers who effect Fund portfolio transactions.

* * * * * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management and Sub-Advisory Agreements from Fund counsel and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

40	Western Asset High Income Fund Inc.

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Income Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below:

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman c/o Chairman of the Fund 620 Eight Avenue New York, NY 10018 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class III	Since 2002	President, Colman Consulting Co.	22	None

Daniel P. Cronin c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class I	Since 1993	Formerly, Associate General Counsel, Pfizer Inc.	22	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Director and Member of the Nominating and Audit Committees, Class III	Since 2007	Vice President and Dean of College of Liberal Arts at Drew University	22	None

Leslie H. Gelb c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Director and Member of the Nominating and Audit Committees, Class II	Since 2001	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	21	Director of two registered investment companies advised by Blackstone Asia Advisors, L.L.C. (“Blackstone Advisors”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of the Nominating and Audit Committees, Class I	Since 2003	President, W.R. Hutchinson & Associates Inc.; Formerly, Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	22	Director of Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave. NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class II	Since 1995	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Advanced International Studies, The John Hopkins University	21	None

Western Asset High Income Fund Inc.	41

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Jeswald W. Salacuse c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class I	Since 1993	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law and Diplomacy, Tufts University	20	Director of two registered investment companies advised by Blackstone Advisors

Interested Director:
R. Jay Gerken, CFA(2) Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Director, Chairman, President and Chief Executive Officer, Class III	Since 2002	Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 154 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affili- ates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of cer- tain mutual funds asso- ciated with Legg Mason & Co. or its affiliates; formerly, Chairman and Chief Executive Officer, Travelers Investment Advisers Inc. (from 2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

Officers:
Kaprel Ozsolak Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2007

Director of Legg Mason; Chief Financial Officer
and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of
Legg Mason (from 2002 to 2004)

				N/A	N/A

42	Western Asset High Income Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg
Mason (since 2006); Managing Director of
Compliance at Legg
Mason, (since 2005);
Chief Compliance Officer
with certain mutual
funds associated with
Legg Mason (since
2006); Formerly,
Managing Director of
Compliance at Legg
Mason or its predeces-
sors (from 2002 to 2005)

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and
General Counsel of
Global Mutual Funds for
Legg Mason and its
predecessor (since
1994); Secretary and
Chief Legal Officer of mutual funds associated
with Legg Mason (since
2003); Formerly,
Secretary of CFM (from
2001 to 2004)

				N/A	N/A

Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2006

Managing Director and Deputy General Counsel
of Legg Mason (since
2005); Managing
Director and Deputy
General Counsel for CAM
(since 1992); Assistant
Secretary of certain
mutual funds associated
with Legg Mason

				N/A	N/A

Western Asset High Income Fund Inc.	43

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Albert Laskaj Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1977	Controller	Since 2007

Controller of certain
mutual funds associated
with Legg Mason (Since
2007); Formerly, Assistant Controller of certain
mutual funds associated
with Legg Mason (from
2005 to 2007); Formerly, Accounting Manager of
certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to
2005); Prior to 2003,
Senior Analyst of certain mutual funds associated
with certain predecessor
firms of Legg Mason

				N/A	N/A

Steven Frank Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1967	Controller	Since 2007

Vice President of Legg
Mason (since 2002); Controller of certain
mutual funds associated
with Legg Mason or its predecessors (since
2005); Formerly, Assistant Controller of certain
mutual funds associated
with Legg Mason prede-
cessors (from 2001 to
2005)

				N/A	N/A

(1)  The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2010, year 2008 and year 2009, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2)  Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

44	Western Asset High Income Fund Inc.

Annual Chief Executive Officer and Chief Financial Officer Certifications (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification, and the Fund also has included the Certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

Western Asset High Income Fund Inc.	45

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the SEC the following additional disclosure is provided.

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”) shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company (“Plan Agent”) in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by American Stock Transfer & Trust Company, as dividend paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare a distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in

46	Western Asset High Income Fund Inc.

Dividend Reinvestment Plan (unaudited) (continued)

the open market on or about the first business day of each month. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions and voluntary cash payments made by the participant or any distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The reinvestment of distributions under the Plan will not relieve participants of any income tax which may be payable on such distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares to be delivered to each shareholder without charge.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset High Income Fund Inc.	47

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2007:

Record Date:	Monthly
Payable Date:	Monthly
Ordinary Income:
Qualified Dividend Income for Individuals	0.96%
Dividends Qualifying for the Dividends
Received Deduction for Corporations	0.88%

Please retain this information for your records.

48	Western Asset High Income Fund Inc.

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

Western Asset
High Income Fund Inc.

DIRECTORS	WESTERN ASSET
Carol L. Colman	HIGH INCOME FUND INC.
Daniel P. Cronin	55 Water Street
Paolo M. Cucchi	32nd Floor
Leslie H. Gelb	New York, New York 10041
R. Jay Gerken, CFA
Chairman	INVESTMENT MANAGER
William R. Hutchinson	Legg Mason Partners Fund
Dr. Riordan Roett	Advisor, LLC
Jeswald W. Salacuse
SUBADVISER
Western Asset Management
Company
OFFICERS
R. Jay Gerken, CFA	CUSTODIAN
President and	State Street Bank and Trust
Chief Executive Officer	Company
225 Franklin Street
Kaprel Ozsolak	Boston, Massachusetts 02110
Chief Financial Officer
and Treasurer	TRANSFER AGENT
American Stock Transfer &
Ted P. Becker	Trust Company
Chief Compliance Officer	59 Maiden Lane
New York, New York 10038
Robert I. Frenkel
Secretary and	INDEPENDENT
Chief Legal Officer	REGISTERED PUBLIC
ACCOUNTING FIRM
Thomas C. Mandia	KPMG LLP
Assistant Secretary	345 Park Avenue
New York, New York 10154
Albert Laskaj
Controller	LEGAL COUNSEL
Simpson Thacher & Bartlett LLP
Steven Frank	425 Lexington Avenue
Controller	New York, New York 10017-3909

NEW YORK STOCK EXCHANGE SYMBOL
HIF

This report is transmitted to the shareholders   of the Western Asset High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Western Asset
High Income Fund Inc.

Western Asset High Income Fund Inc.
55 Water Street
32nd Floor
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment
www.leggmason.com/individualinvestors		Company Act of 1940, as amended, that from time to time, the Fund may purchase at market prices, shares of its common stock in the open market.
American Stock Transfer &
Trust Company		The Fund files its complete schedule of portfolio holdings with the Securities
59 Maiden Lane		and Exchange Commission (“SEC”) for the first and third quarters of each fiscal
New York, New York 10038		year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the
SEC Public Reference Room in Washington, D.C., and information on the
WAS04018 2/08	SR08-495	operation of the Public Reference Room may be obtained by calling 1-800-SEC-
0330. To obtain information on Form N-Q from the Fund, shareholders can call
1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at
www.leggmason.com/individualinvestors and (3) on the SEC’s website at
www.sec.gov.

ITEM 2.                                                    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                    AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                    PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2006 and December 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,500 in 2006 and $55,500 in 2007.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 for Western Asset High Income Fund Inc..

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset High Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,673 in 2006 that were performed by PwC and KPMG and $2,650 in 2007 performed by KPMG. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset High Income Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset High Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset High Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset High Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset High Income Fund Inc. during the reporting period were $0 in 2007.

(h) Yes. Western Asset High Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset High Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                   AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                                                   SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
NAME AND ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003; Managing Director and head of High Yield Trading from 1998-2003 at Blackrock Financial Management.

Jeffrey D. Van Schaick Western Asset 385 East Colorado Blvd. Pasadena, CA	Since 2007	Co-portfolio manager of the fund; portfolio manager/research analyst with Western Asset and has been employed as portfolio manager/research analyst with Western Asset for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2007.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech ‡	114 registered investment companies with $121.7 billion in total assets under management	239 Other pooled investment vehicles with $212 billion in assets under management	1,069 Other accounts with $300.6 billion in total assets under management*

Stephen A. Walsh ‡	114 registered investment companies with $121.7 billion in total assets under management	239 Other pooled investment vehicles with $212 billion in assets under management	1,069 Other accounts with $300.6 billion in total assets under management*

Keith J. Gardner ‡	6 registered investment companies with $1.4 billion in total assets under management	6 Other pooled investment vehicles with $1.4 billion in assets under management	1 Other accounts with $14.6 million in total assets under management**

Michael Buchanan ‡	13 registered investment Companies with $7.8 billion in total assets Under management	7 Other pooled investment vehicles with $5.1 billion in assets under management	12 Other accounts with $816 million in total assets under management***

Jeffrey Van Schaick ‡	3 registered investment Companies with $1.3 billion in total assets Under management	2 Other pooled investment vehicles with $372 million in assets under management	23 Other accounts with $5 billion in total assets under management****

*	Includes 95 accounts managed, totaling $32.7 billion, for which advisory fee is performance based.
**	Includes 1 account managed, totaling $14.6 million, for which advisory fee is performance based.
***	Includes 1 account managed, totaling $90.1 million, for which advisory fee is performance based.
****	Includes 3 accounts managed, totaling $581.5 million, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Performance is reviewed on a 1, 3 and 5 year basis for compensation — with 3 years having the most emphasis. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account, though relative performance against the stated benchmark and its applicable Lipper peer group is also considered. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of December 31, 2007.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	A
Michael Buchanan	A
Keith J. Gardner	A
Jeffrey D. Van Schaick	A

Dollar Range ownership is as follows:

A:  none
B:  $1 - $10,000
C:  10,001 - $50,000
D:  $50,001 - $100,000
E:  $100,001 - $500,000
F:  $500,001 - $1 million
G:  over $1 million

ITEM 9.                                                    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                              CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                              EXHIBITS.

(a) (1)      Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)   Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Fund Inc.

Date:        March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Fund Inc.

Date:        March 6, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset High Income Fund Inc.

Date:        March 6, 2008